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                                                                    Exhibit 10.4

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated December 7, 2001 (this "Amendment"), by and among the following:

     (i) TEAM MUCHO, INC., an Ohio corporation (formerly known as TEAM AMERICA CORPORATION) ("Parent"), MUCHO.COM, INC., a Nevada corporation and a wholly-owned subsidiary of the Parent ("Mucho.com") (Parent and Mucho.com, together with any and all of their respective successors and assigns, are herein referred to individually, collectively and interchangeably as "Borrower" and "Borrowers");

     (ii) THE PROVIDENT BANK and THE HUNTINGTON NATIONAL BANK (herein, together with their respective successors and assigns, each a "Lender" and collectively, the "Lenders"); and

     (iii) THE PROVIDENT BANK, an Ohio banking corporation, in its capacity as agent for Lenders under this Agreement and the Loan Documents (herein, interchangeably, "Provident" or the "Agent");

     WITNESSETH, THAT:

     WHEREAS, Borrowers, Lenders and Agent are parties to a certain Credit Agreement dated as of January 3, 2001 (collectively, the "Credit Agreement"), and capitalized terms used herein but not defined herein have the meanings assigned to them in the Credit Agreement;

     WHEREAS, at the Computation Date of September 30, 2001, Borrowers violated the covenant contained in Section 7.1 (Minimum Current Ratio) contained in the Credit Agreement (the "Default") and Borrowers have requested that Agent on behalf of Lenders waive the Default; and

     WHEREAS, Agent on behalf of Lenders is willing to waive the Default solely with respect to the September 30, 2001 Computation Date on the condition that Borrowers execute and deliver this Amendment;

     NOW, THEREFORE, in consideration of the mutual promises of the parties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

     1. Waiver. Agent on behalf of Lenders hereby waives the Default solely with respect to the September 30, 2001 Computation Date (the "Waiver"). The Waiver constitutes only a waiver of the specific Default identified herein and does not constitute a waiver of any other Default or Event of Default, known or unknown. The Waiver does not create any obligation on the part of the Agent or Lenders to waive any future Defaults or Events of Defaults under the provisions of this Amendment or under any other term, condition or provision of the Credit Agreement or Loan Documents.

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     2. Amendment Fee. Borrowers agree on the date hereof to pay to Agent for the pro rata benefit of Lenders a fee in an amount equal to Fifteen Thousand Dollars ($15,000).

     3. Amendments.

        (a) Notwithstanding anything to the contrary contained in the Credit Agreement, on and after the date hereof:

            (i) The last sentence of Section 8.2 of the Credit Agreement shall be amended so as to read in its entirety as follows:

        "No Borrower nor any of its Subsidiaries shall make or permit any amendment or modification to its charter documents or by-laws, except that Borrowers may cause any Inactive Subsidiary to cancel or terminate its charter in connection with its dissolution and liquidation, and except to the extent necessary to permit Borrower to raise additional capital."

            (ii) Section 8.3 of the Credit Agreement shall be amended in its entirety to read as follows:

        "Borrowers will not and will not permit any of their Subsidiaries to directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Payments, except as required to pay cash dividends under the terms of the Series A Preferred Shares."

            (iii) Section 8.13 of the Credit Agreement shall be amended in its entirety to read as follows:

        "Borrowers and their Subsidiaries shall not at any time enter into or participate in any agreements or transactions of any kind with any Affiliates of Borrowers and their Subsidiaries, except in the ordinary course of business."

        (b) On and after the date hereof, no Borrower or its Subsidiaries shall at any time engage in any Acquisition other than a Permitted Acquisition.

     4. No Other Changes. The remainder of the terms and conditions of the Credit Agreement not specifically and expressly amended by this Amendment shall remain unchanged and in full force and effect as originally written, including but not limited to all provisions of the Credit Agreement relating to Acquisition Loans, and the parties hereto ratify and reconfirm the same and all of such remaining terms and conditions shall apply to this Amendment. If any term or condition of this Amendment conflicts with any term or condition of the Credit Agreement, this Amendment shall control such conflict.

     5. Counterparts. This Amendment may be executed simultaneously in one or more

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identical counterparts, each of which shall deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written in Cincinnati, Ohio.


                                                TEAM AMERICA CORPORATION

                                                By:      /S/ JOSE C. BLANCO
                                                         -----------------------
                                                Name:        JOSE C. BLANCO
                                                         -----------------------
                                                Title:   CHIEF FINANCIAL OFFICER
                                                         -----------------------


                                                MUCHO.COM, INC.

                                                By:      /S/ JOSE C. BLANCO
                                                         -----------------------
                                                Name:        JOSE C. BLANCO
                                                         -----------------------
                                                Title:   CHIEF FINANCIAL OFFICER
                                                         -----------------------


                                                THE PROVIDENT BANK
                                                  for itself and as Agent

                                                By:      /S/ THOMAS W. DOE
                                                         -----------------------
                                                Name:        THOMAS W. DOE
                                                         -----------------------
                                                Title:   VICE PRESIDENT
                                                         -----------------------


                                                THE HUNTINGTON NATIONAL BANK

                                                By:      /S/ NANCY J. CRACOLICE
                                                         -----------------------
                                                Name:        NANCY J. CRACOLICE
                                                         -----------------------
                                                Title:   VICE PRESIDENT
                                                         -----------------------

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